Putnam

Emerging Markets ex-

China ETF

Summary Prospectus	September 1, 2025

Fund Symbol: PEMX Principal U.S. Listing Exchange: NYSE Arca, Inc.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information, reports to shareholders and other information about the fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling 1-800-225-1581 or by sending an e-mail request to funddocuments@putnam.com.

The fund’s prospectus and statement of additional information, both dated September 1, 2025, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Goal

The fund seeks long-term capital appreciation.

Fees and expenses

The following tables describe the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(expenses you pay each year as a percentage of the value of your investment)

Management fees[1]	Distribution and service (12b-1) fees	Other expenses	Acquired fund fees and expenses	Total annual fund operating expenses[2]	Expense reimburse- ment[3]	Total annual fund operating expenses after expense reim- bursement
0.69%	None	0.00%	0.01%	0.70%	(0.01)%	0.69%

1 Management fees have been restated to reflect the reduced management fee effective July 1, 2025. Consequently, the fund’s total annual fund operating expenses differ from the ratio of expenses to average net assets shown in the fund’s financial highlights.

2 Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the fund’s financial highlights tables, which reflect the fund’s operating expenses and do not include acquired fund fees and expenses.

3 The Investment Manager has agreed to reduce its fees by an amount equal to the management fees paid by Franklin Templeton affiliated funds with respect to assets the fund invests in such affiliated funds. This arrangement cannot be terminated prior to August 31, 2026 without approval of the Board of Trustees.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

	1 year	3 years	5 years	10 years
Emerging Markets ex-China ETF	$70	$223	$389	$869

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 53%.

Investments, risks, and performance

Principal investment strategies

The fund invests mainly in common stocks (growth or value stocks or both) of emerging market companies of any size that the Investment Manager, as defined below, believes have favorable investment potential. Growth stocks are stocks of companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Value stocks are issued by companies that the Investment Manager believes are currently undervalued by the market. If the Investment Manager is correct and other investors ultimately recognize the value of the company, the price of its stock may rise.

Under normal circumstances, the fund invests at least 80% of the fund’s net assets in securities of emerging market companies excluding companies domiciled, or whose stock is listed for trading on an exchange, in China, as well as companies domiciled in Hong Kong. This policy is non-fundamental and may be changed only after 60 days’ notice to shareholders. Emerging markets include countries in the MSCI Emerging Market ex-China Index or that the Investment Manager considers to be emerging markets based on its evaluation of their level of economic development or the size and experience of their securities markets. Putnam Management invests significantly in small and mid-size companies. In evaluating potential investments, the Investment Manager seeks high-quality companies with mispriced earnings growth that can potentially deliver excess return over the fund’s benchmark. The Investment Manager focuses on companies that it believes to have a durable competitive advantage, strong balance sheets and a potential for above-average profitability. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, including the information technology and financials sectors.

The Investment Manager may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund is “non-diversified,” which means it may invest a greater percentage of its assets in fewer issuers than a “diversified” fund. The fund expects to invest in a limited number of issuers.

Risks

It is important to understand that you can lose money by investing in the fund.

Fluctuation of net asset value and share price risk: Shares may trade at a larger premium or discount to the fund’s net asset value than shares of other ETFs. The net asset value of the fund will generally fluctuate with changes in the market value of the fund’s holdings. The fund’s shares can be bought and sold in the secondary market at market prices. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for the fund’s shares may result in the fund’s shares trading significantly above (at a premium) or below (at a discount) net asset value or the intraday value of the fund’s holdings. In addition, in stressed market conditions or periods of market disruption or volatility, the market for fund shares may become less liquid in response to deteriorating liquidity in the markets for the fund’s underlying portfolio holdings.

Trading issues risk: The fund has a limited public trading history. There can be no assurance that an active trading market will develop or be maintained or that the market for fund shares will operate as intended, which could lead to the fund’s shares trading at wider spreads and larger premiums and discounts to net asset value than other actively managed ETFs. As a result, it may cost investors more to trade fund shares than shares of other ETFs. There is no guarantee that the fund will be able to attract market makers and authorized participants. Market makers and authorized participants are not obligated to make a market in the fund’s shares or to submit purchase and redemption orders for creation units. The market prices of the fund’s shares are expected to fluctuate, in some cases materially, in response to changes in the fund’s net asset value, the intraday value of the fund’s holdings and supply and demand for the fund’s shares. The Investment Manager cannot predict whether the fund’s shares will trade above, below or at their net asset value or the intraday value of the fund’s holdings. During such periods, investors may incur significant losses if they sell shares.

The securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares are listed. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the exchange and the corresponding premium or discount to the shares’ net asset value may widen.

Large shareholder transaction risk: The fund is subject to the risk that shareholders will purchase or redeem large quantities of shares of the fund. The fund may be an investment option for mutual funds that are managed by the Investment Manager, as defined below, and its affiliates as “funds of funds.” Additionally, other investors from time to time may make substantial investments in the fund. Such shareholders may at times be considered to control the fund. In addition, a large number of shareholders may collectively purchase or redeem fund shares in large amounts rapidly or unexpectedly. Large shareholder transactions may adversely affect the fund’s liquidity and net assets. These redemptions may also adversely affect the fund’s performance if the fund is forced to sell securities, which may also increase the fund’s brokerage costs.

Authorized participant concentration risk: Only an authorized participant may engage in creation and redemption transactions directly with the fund. The fund may have a limited number of financial institutions that act as authorized participants, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those authorized participants do not engage in creation and redemption orders, there may be a significantly diminished trading market for fund shares or fund shares may trade at a discount (or premium) to net asset value and possibly face trading halts and/or de-listing.

Cash transactions risk: Unlike certain ETFs, the fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in the fund’s shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

Market risk: The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, outbreaks of infectious illnesses or other widespread public health issues, and factors related to a specific issuer, asset class, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings, may negatively impact the fund’s performance, and may exacerbate other risks to which the fund is subject.

Common stock risk: Common stock represents an ownership interest in a company. The value of a company’s stock may fall or fail to rise as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also other companies in the same industry or in a number of different industries, such as increases in production costs. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies.

Foreign investments risk: Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means the fund may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets, which typically have less developed legal and financial systems.

Geographic focus risk: From time to time, the fund may invest a significant portion of its assets in companies in one or more related geographic regions, such as Asian or Pacific Basin countries (other than China and Hong Kong), which would make the fund more vulnerable to adverse developments affecting those regions. On March 9, 2022, MSCI Inc. removed Russian securities from the MSCI Emerging Markets ex China Index and other MSCI emerging markets indices and reclassified Russia from emerging markets to “standalone markets” status. Given the economic and political important of China in the overall global economy and, in particular, the Asian and Pacific Basin regions, the fund’s performance may be impacted indirectly by financial, political, or other risks and developments relating to China, the Chinese economy, or Chinese companies. Many emerging markets countries are heavily dependent on China, including with respect to trade flows, global supply chains and travel. In addition, the fund may invest in Taiwan, which may be subject to heightened geopolitical risks relating to China.

Small and midsize companies risk: Stocks of small and midsize companies often trade in smaller volumes, and their prices may fluctuate more than stocks of larger companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.

Industry or sector concentration risk: From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, including the information technology and financials sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors.

Non-diversified risk: As a non-diversified fund, the fund invests in fewer issuers and is more vulnerable than a more broadly diversified fund to fluctuations in the values of the securities it holds. Moreover, the gains and losses on a single investment may have a greater impact on the fund’s net asset value and may make the fund more volatile than more diversified funds.

Management and operational risk: There is no guarantee that the investment techniques, analyses, or judgments that the Investment Manager applies in making investment decisions for the fund will produce the intended outcome or that the investments selected for the fund will perform as well as other securities that were not selected for the fund. The Investment Manager, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year. The table shows the average annual total returns of the fund and also compares the fund’s performance with the average annual total returns of a broad measure of market performance and an additional index with characteristics relevant to the fund. The fund makes updated performance information, including its current net asset value per share, available at www.franklintempleton.com.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Annual total returns

Best Quarter:	Q1 2024	8.70%
Worst Quarter:	Q4 2024	-1.57%
As of June 30, 2025, the fund’s year-to-date return was 14.41%.

Average annual total returns

(for periods ended 12/31/24)

Emerging Markets ex-China ETF	1 year	Since Inception
Return before taxes	17.55%	20.91%	[1]
Return after taxes on distributions	16.08%	19.75%	[1]
Return after taxes on distributions and sales of fund shares	11.19%	15.95%	[1]
MSCI All Country World Ex-U.S. Index-NR (reflects no deduction for fees, expenses or taxes but are net of dividend tax withholdings)	5.53%	7.83%	[1]
MSCI Emerging Markets ex-China Index-NR (index reflects no deduction for fees, expenses or taxes but are net of dividend tax withholding)	3.56%	11.02%	[1]

1.	Since inception May 17, 2023.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Important data provider notices and terms are available at www.franklintempletondatasources.com. All data is subject to change.

Your fund’s management

Investment Manager

Putnam Investment Management, LLC (“Putnam Management” or the “Investment Manager”)

Sub-advisors

Franklin Advisers, Inc. (“Franklin Advisers”)

Franklin Templeton Investment Management Limited (“FTIML”)

Portfolio manager

Brian S. Freiwald, CFA

Portfolio Manager of Putnam Management and portfolio manager of the fund since 2023.

Purchase and sale of fund shares

Shares of the fund are listed and traded on an exchange, and individual fund shares may only be bought and sold in the secondary market through a broker or dealer at market price. These transactions, which do not involve the fund, are made at market prices that may vary throughout the day, rather than at net asset value. Shares of the fund may trade at a price greater than the fund’s net asset value (premium) or less than the fund’s net asset value (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the fund’s net asset value, market price, premiums and discounts, and bid-ask spread, is available at www.franklintempleton.com.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial professional), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

Information about the Summary Prospectus, Prospectus, and SAI

The summary prospectus, prospectus, and SAI for a fund provide information concerning the fund. The summary prospectus, prospectus, and SAI are updated at least annually and any information provided in a summary prospectus, prospectus, or SAI can be changed without a shareholder vote unless specifically stated otherwise. The summary prospectus, prospectus, and the SAI are not contracts between the fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Additional information, including current performance, is available at www.franklintempleton.com, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

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